Exhibit 99.1 Investor Presentation November 2019

Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa Inc.’s (“Arcosa”, or the “Company”) estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “vision”, and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s separation from Trinity Industries, Inc. (“Trinity”; NYSE:TRN); tax treatment of the separation; failure to successfully integrate the ACG Materials acquisition, or failure to achieve the expected benefits of the acquisition; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; improving margins; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see “Risk Factors” and the “Forward-Looking Statements” section of “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Arcosa’s Form 10-K for the year ended December 31, 2018, as may be revised and updated by Arcosa’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Non-GAAP Financial Measures This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Reconciliations of non-GAAP financial measures to the closest GAAP measure are provided in the Appendix. Presentation of Financials The spin-off of the Company by Trinity was completed on November 1, 2018. The Company’s financial statements for periods prior to November 1, 2018 were presented on a “carve-out” basis. The carve-out financials of the Company are not necessarily representative of the amounts that would have been reflected in the financial statements had the Company been an independent company during the applicable periods. 2 / Moving Infrastructure Forward — Investor Presentation, November 2019

How to Find Us OUR WEBSITE NYSE TICKER www.arcosa.com ACA HEADQUARTERS INVESTOR CONTACT Arcosa, Inc. InvestorResources@arcosa.com 500 North Akard Street, Suite 400 Dallas, Tx 75201 3 / Moving Infrastructure Forward — Investor Presentation, November 2019

Agenda Company overview Financial highlights ESG update 4 / Moving Infrastructure Forward — Investor Presentation, November 2019

Arcosa at a Glance A new public company with an established operating history and financial strength $1.78B $235M $107M Revenue Adjusted EBITDA Net Income 3 ~5,800 85+ Infrastructure-related Employees Years of Operating History Segments Arcosa separated from its former parent company and became an independent public company in November 2018 Note: Revenue, Net Income, and Adjusted EBITDA based on midpoints of 2019 Guidance as of 11/1/2019 5 / Moving Infrastructure Forward — Investor Presentation, November 2019

Arcosa Overview Provider of infrastructure-related products and solutions positioned for growth Markets CONSTRUCTION ENERGY TRANSPORTATION Revenues $403M $831M $436M Adj.Segment 21% 15% EBITDA 14% Margin AGGREGATES WIND TOWERS BARGES SPECIALTY UTILITY COMPONENTS MATERIALS STRUCTURES CONSTRUCTION STORAGE TANKS SITE SUPPORT Revenues and Adjusted Segment EBITDA margin for the last twelve months ended 9/30/2019. See Adjusted Segment EBITDA reconciliation in Appendix. 6 / Moving Infrastructure Forward — Investor Presentation, November 2019

Construction Products Segment Overview

PRODUCTS


AGGREGATES

Natural sand, gravel and limestone base


SPECIALTY
MATERIALS

Lightweight aggregates; specialty milled or processed materials


CONSTRUCTION
SITE SUPPORT

Steel & aluminum trench shoring products and systems

As of 12/31/18:

- Estimated proven and probable aggregate reserves exceeding 300 million tons, excluding ACG
- Projected average reserve life of legacy business of at least 33 years

KEY FIGURES

(LTM 9/30/2019)

$403M
Revenue

21%
Adjusted Segment EBITDA Margin

$30B+
Estimated annual market size

REVENUE

by product type ($M)


Construction
site support
73
(18%)
330
(82%)
Aggregates and
specialty materials

Note: Aggregates and Specialty Materials grouped as "Construction Aggregates" in Financials. Construction Site Support classified as "Other".
See Adjusted Segment EBITDA reconciliation in Appendix.

7 / Moving Infrastructure Forward — Investor Presentation, November 2019 ARCOSA

Energy Equipment Segment Overview PRODUCTS KEY FIGURES REVENUE (LTM 9/30/2019) by product type ($M) Storage tanks $831M and other WIND TOWERS UTILITY STRUCTURES Revenue 206 (25%) Storage 15% 625 Adjusted Segment EBITDA (75%) Margin RESIDENTIAL/COMMERCIAL/ INDUSTRIAL SCALE & FIELD AGRICULTURAL ERECTED STORAGE Utility structures STORAGE and wind towers $564M Backlog in Utility Structures and Wind Towers as of 9/30/19 See Adjusted Segment EBITDA reconciliation in Appendix. Adjusted Segment EBITDA includes $2.9M of bad debt recovery recorded in 1Q 2019. 8 / Moving Infrastructure Forward — Investor Presentation, November 2019

Transportation Products Segment Overview PRODUCTS KEY FIGURES REVENUE (LTM 9/30/2019) by product type ($M) $436M Barges FIBERGLASS TANK BARGES HOPPER BARGES Revenue COVERS 195 (45%) 14% 240 Adjusted Segment EBITDA (55%) RAILCAR INDUSTRIAL & Margin RAILCAR AXLES COUPLING MINING DEVICES COMPONENTS $5B+ Components Estimated annual market size $364M Backlog in Barges as of 9/30/19 See Adjusted Segment EBITDA reconciliation in Appendix. 9 / Moving Infrastructure Forward — Investor Presentation, November 2019

First Year Progress We celebrated our one year anniversary as a public company on November 1st and remain encouraged by our progress and focused on the future Building our new Arcosa culture Executing on our Stage 1 Priorities  Grow Acquired ACG Materials + 3 additional Construction complementary acquisitions to expand regional  Entrepreneurial and growth-minded Products footprint  Focused on integrating ESG Improve  Grew Adjusted Segment EBITDA margins from 10% Energy initiatives into our long-term strategy in 2018 to 15% in LTM 2019 Equipment  Turning focus to growth in adjacent product lines margins  Performance accountability  Ramped up barge facilities to grow revenue ~80% in Expand 2019, with healthy backlog headed into 2020 Transportation  “We win together” Products Operate a flat  Streamlined corporate structure to reduce layers corporate structure See Adjusted Segment EBITDA reconciliation in Appendix. 10 / Moving Infrastructure Forward — Investor Presentation, November 2019

Long-Term Vision for Arcosa Integrate Environmental, Social, Improve and Governance Reduce long-term returns initiatives (ESG) into our the complexity and on invested capital long-term strategy Grow cyclicality of the overall in attractive markets business where we can achieve sustainable competitive advantages 11 / Moving Infrastructure Forward — Investor Presentation, November 2019

Agenda Company overview Financial highlights ESG update 12 / Moving Infrastructure Forward — Investor Presentation, November 2019

Third Quarter 2019 Financial Results Reported strong year-over-year growth across key metrics 3rd Quarter, ended September 30 ($M’s) Year-to-Date, ended September 30 ($M’s) Adjusted Adjusted Revenues Net Income Revenues Net Income EBITDA EBITDA +18% +35% +40% +19% +35% +33% 445.0 33.0 64.9 1,290.0 93.7 187.6 378.6 1,086.0 24.5 141.1 46.4 69.3 32.7 92.2 48.0 3.2 2018 2019 2018 2019 2018 2019 2018 2019 2018 2019 2018 2019 Margin Margin Adjusted Reported Adjusted Reported 12.3% 14.6% 13.0% 14.5% See Adjusted Net Income and Adjusted EBITDA reconciliations in Appendix. 13 / Moving Infrastructure Forward — Investor Presentation, November 2019

ACG Acquisition Update Integration is progressing well and; ACG will be a platform for additional value creation in our Construction Products segment Levers for additional value Geographic diversity End market diversity creation ACG Footprint Aggregate mines ACG End Markets Production facilities End market growth Corporate HQ Other Incremental specialty product Building Products development Agriculture Organic capital investments Infrastructure . 24 active mines Energy Bolt-on acquisitions Infrastructure . 5 production facilities . Acquisition closed in December 2018 for a $309M purchase price Operational improvements through . LTM Revenues and Adj. EBITDA of $152M and $32M, respectively, at time of acqusition1 shared best practices 1 Estimated Last Twelve Months (LTM) ended 08/31/2018. See Adjusted EBITDA reconciliation in Appendix. 14 / Moving Infrastructure Forward — Investor Presentation, November 2019

Barge Recovery Continues Recent orders have been strong and production ramp up is on track . Barge backlog up 58% year-to- Inland Barge business date Backlog Value Trend ($millions) . Year-to-date orders of $327M, 565 representing a book-to-bill ratio of 1.7 times 454 . More than half of Q3 orders 416 were for dry barges, showing 384 373 364 early signs of a potential 350 recovery in the dry cargo 319 market. Agricultural tariff uncertainty remains a headwind 251 231 198 210 . 2020 barge backlog of $258M 177 provides solid visibility into next 126 125 year at improved margins 120 110 91 98 . Began delivering barges from re-opened Louisiana facility during Q3 as planned 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 15 / Moving Infrastructure Forward — Investor Presentation, November 2019

2019 Revenue and Adjusted EBITDA Guidance We expect to be at the high end of our Adjusted EBITDA guidance range of $230-$240 million Revenue Guidance Adjusted EBITDA Guidance $M’s $M’s +26% +22% 230-240 1,750 – 1,800 1,460 187 2018 2019 Guidance 2018 2019 Guidance Maintained Maintained See Adjusted EBITDA reconciliation in Appendix. Revenue and Adjusted EBITDA growth calculated using mid-point of 2019 Guidance range. Guidance ranges as of November 1, 2019. 16 / Moving Infrastructure Forward — Investor Presentation, November 2019

Cash Flow and Liquidity Highlights We have the liquidity to fund our disciplined growth plans Cash Flow and Balance Sheet Highlights Available Liquidity at end of Q3 ($M’s) 389 .$219M of YTD September 2019 Operating Cash Flow Cash 128 .$108M of debt at end of Q3, substantially all at a fixed rate of ~4% through 2023 .Positive net cash position, after subtracting debt Revolver 261 .Long-term net debt to EBITDA target of 2 to 2.5x Capacity provides significant capacity for growth Q3-19 17 / Moving Infrastructure Forward — Investor Presentation, November 2019

Capital Allocation

We have continued to follow a disciplined approach to allocate capital across organic investments, acquisitions, and return to shareholders

Organic investments

- $61M of Capital Expenditures YTD and expect $80-$85M of CapEx in 2019
- Full year expectations up slightly due to new growth projects to expand product lines and capacity in Construction Products and utility structures
  - ~$60M Maintenance
  - ~$20-$25M Growth Projects
- All CapEx projects expected to meet high return threshold and compete for available capital

Acquisitions

- $31M of acquisitions YTD:
  - 3 aggregates acquisitions to expand geographic footprint in TX and Louisiana
  - 1 marine winch acquisition to expand our product line in marine winches
- Active pipeline across aggregates, specialty materials, and utility structures

Return of capital to shareholders

- As of 3Q19, repurchased ~$14 million of shares at an average price of $28.77 per share under Company's $50 million authorization since its approval in December 2018
- Paid $7.4M of dividends YTD

18 / Moving Infrastructure Forward — Investor Presentation, November 2019 ARCOSA

Agenda Company overview Financial highlights ESG update 19 / Moving Infrastructure Forward — Investor Presentation, November 2019

ESG Update We recently completed a Materiality Assessment that identified ESG topics that will be integrated into our long-term strategy Our Our People & Our Environment Products Communities Employee Health and Safety Energy Management Product Use and Quality Diversity Air Quality Talent Management GHG Emissions Community Relations Water and Wastewater Management Land Management Governance and Business Ethics Our Materiality Assessment was based primarily on SASB standards, with additional input from stakeholders and other sustainability standards 20 / Moving Infrastructure Forward — Investor Presentation, November 2019

Incentive Compensation Plans Arcosa’s incentive plans align compensation to long-term shareholder value creation while driving accountability to the business level Award Type Focus Performance Objectives Target CEO Pay: 83% at Risk(1) Adjusted EBITDA Short Term Cash 1 year operational and Incentive Business-specific metrics Plan (STI) financial targets (e.g., EBITDA, Working Capital, Margin 17% Improvement, SE&A Reduction) 26% Base TBRSU Equity: Performance-Based Return on Capital 17% Restricted Stock Units STI Cumulative EPS (PBRSU) Long Term Long term Incentive shareholder value Plan (LTI) creation 40% PBRSU Equity: Time-Based Share Price Restricted Stock Units (TBRSU) (1) Annualized target compensation, excluding one-time sign-on LTI grant upon being named future CEO 21 / Moving Infrastructure Forward — Investor Presentation, November 2019

Additional ESG Information We have a number of initiatives already underway to integrate ESG into our long term strategy Our Our People & Our Environment Products Communities . Safety Excellence program rolled out to . Instituting sustainability program to track . Leading producer of wind towers for plants environmental metrics renewable power generation, with over 12,000 towers produced . Instituted plan to track and improve . Integrating environmental initiatives into diversity long-term strategy . Leading manufacturer of inland barges, which have valuable fuel efficiency . Ethics Training and Certification . Arcosa headquarters is LEED Gold, advantages over truck and rail programs Energy Star Certified . Trench shoring products promote . Extensive community engagement worker safety across our plant locations and corporate offices . Talent development program to enhance the skills of our team 22 / Moving Infrastructure Forward — Investor Presentation, November 2019

Our Products Arcosa’s products are used in important environmentally friendly industries Barge transportation is a clean, efficient mode of freight Wind Energy reduces carbon dioxide emissions transportation Tons of CO2 per Million Ton Miles CO2 Emissions Avoided through Wind Energy Million Metric Tons Barge 15.6 201 189 Rail 21.2 159 132 Truck 154.1 126 115 97 per Gallon of Fuel 83 Ton Miles Traveled 65 Barge 647 50 37 22 Rail 477 17 9 11 4 6 7 2001 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 Truck 145 As a leading wind tower manufacturer with over 12,000 towers produced, Arcosa’s inland barges play a critical role in the clean and efficient Arcosa plays an important role in the development of wind power transportation of freight Sources: American Wind Energy Association, National Waterways Foundation 23 / Moving Infrastructure Forward — Investor Presentation, November 2019

Appendix

Reconciliation of Consolidated and Combined Adjusted EBITDA

($'s in Millions)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,		Full Year 2019 Guidance	
	2019	2018	2019	2018	Low	High
Revenues	$ 445.0	$ 378.6	$1,290.0	$1,086.0	$1,750.0	$1,800.0
Net Income	32.7	3.2	92.2	48.0	101.0	113.0
Add:						
Interest expense, net	1.3	-	4.1	-	5.0	5.0
Provision (benefit) for income taxes	9.2	3.4	26.1	18.2	30.0	33.0
Depreciation, depletion, and amortization expense	21.7	16.8	63.2	49.7	92.0	87.0
EBITDA	$ 64.9	$ 23.4	$ 185.6	$ 115.9	$ 228.0	$ 238.0
Add:						
Impairment charge	-	23.2	-	23.2	-	-
Impact of the fair value mark up of acquired inventory	0.4	-	2.0	-	2.0	2.0
Other, net (income) expense [(1)]	(0.4)	(0.2)	-	2.0	-	-
Adjusted EBITDA	$ 64.9	$ 46.4	$ 187.6	$ 141.1	$ 230.0	$ 240.0
Adjusted EBITDA Margin	14.6%	12.3%	14.5%	13.0%	13.1%	13.3%

(1) Included in Other, net expense was the impact of foreign currency exchange transactions of $(0.3) million and $0.0 million for the three months ended September 30, 2019 and 2018, respectively, and $0.7 million and $2.2 million for the nine months ended September 30, 2019 and 2018, respectively. Since these amounts were not included as adjustments to EBITDA prior to December 31, 2018, Adjusted EBITDA and Adjusted EBITDA Margin for the three and nine months ended September 30, 2018 do not agree to amounts previously reported.

GAAP does not define “Earnings Before Interest, Taxes, Depreciation, Depletion and Amortization” (“EBITDA”) and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value, and we believe this metric also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, and amortization, which can vary significantly depending on many factors. We adjust consolidated EBITDA for certain non-routine items (“Adjusted EBITDA”) to provide a more consistent comparison of earnings performance from period to period, which we also believe assists investors in comparing a company's performance on a consistent basis. “Adjusted EBITDA Margin” is defined as Adjusted EBITDA divided by Revenues.

25 / Moving Infrastructure Forward — Investor Presentation, November 2019

ARCOSA

Reconciliation of Adjusted Net Income ($’s in Millions) (unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2019 2018 2019 2018 Net Income $ 32.7 $ 3.2 $ 92.2 $ 48.0 Impairment charge on businesses subsequently divested - 23.2 - 23.2 Tax impact - (1.2) - (1.2) Impact of the fair value mark up of acquired inventory 0.4 - 2.0 - Tax impact (0.1) - (0.5) - Impact of U.S. tax reform - (0.7) - (0.7) Adjusted Net Income $ 33.0 $ 24.5 $ 93.7 $ 69.3 GAAP does not define “Adjusted Net Income” and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business. We adjust net income for certain non-routine items to provide investors with what we believe is a more consistent comparison of earnings performance from period to period. 26 / Moving Infrastructure Forward — Investor Presentation, November 2019

Reconciliation of Adjusted Segment EBITDA

($'s in Millions)
(unaudited)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018	Last Twelve Months September 30, 2019	Year Ended December 31, 2018
Construction Products						
Revenues	$ 115.9	$ 72.6	$ 337.5	$ 226.7	$ 403.1	$ 292.3
Operating Profit	16.5	15.3	45.3	45.3	50.4	50.4
Add: Depreciation, depletion, and amortization expense	9.7	5.2	27.5	15.4	34.0	21.9
Segment EBITDA	26.2	20.5	72.8	60.7	84.4	72.3
Add: Impact of the fair value mark up of acquired inventory	-	-	1.4	-	2.2	0.8
Adjusted Segment EBITDA	$ 26.2	$ 20.5	$ 74.2	$ 60.7	$ 86.6	$ 73.1
Adjusted Segment EBITDA Margin	22.6%	28.2%	22.0%	26.8%	21.5%	25.0%
Energy Equipment						
Revenues	$ 210.2	$ 198.4	$ 623.6	$ 573.1	$ 830.6	$ 780.1
Operating Profit	26.6	(13.2)	79.8	12.5	95.9	28.6
Add: Depreciation and amortization expense	6.9	7.4	21.2	22.6	28.3	29.7
Segment EBITDA	33.5	(5.8)	101.0	35.1	124.2	58.3
Add: Impairment Charge	-	23.2	-	23.2	-	23.2
Adjusted Segment EBITDA	$ 33.5	$ 17.4	$ 101.0	$ 58.3	$ 124.2	$ 81.5
Adjusted Segment EBITDA Margin	15.9%	8.8%	16.2%	10.2%	15.0%	10.4%
Transportation Products						
Revenues	$ 120.6	$ 108.5	$ 333.4	$ 289.3	$ 435.5	$ 391.4
Operating Profit	11.2	13.5	32.1	35.2	45.3	48.4
Add: Depreciation and amortization expense	4.3	4.2	12.0	11.7	15.8	15.5
Segment EBITDA	15.5	17.7	44.1	46.9	61.1	63.9
Add: Impact of the fair value mark up of acquired inventory	0.4	-	0.6	-	0.6	-
Adjusted Segment EBITDA	$ 15.9	$ 17.7	$ 44.7	$ 46.9	$ 61.7	$ 63.9
Adjusted Segment EBITDA Margin	13.2%	16.3%	13.4%	16.2%	14.2%	16.3%
Operating Profit - All Other	$ -	$ (0.1)	$ -	$ (0.1)	$ -	$ (0.1)
Operating Profit - Corporate	(11.5)	(9.1)	(34.8)	(24.7)	(42.2)	(32.1)
Eliminations	-	-	-	-	(0.3)	(0.3)
Corporate Depreciation	0.8	-	2.5	-	3.0	0.5
Adjusted EBITDA	$ 64.9	$ 46.4	$ 187.6	$ 141.1	$ 233.0	$ 186.5

"Segment EBITDA" is defined as segment operating profit plus depreciation, depletion, and amortization. GAAP does not define Segment EBITDA and it should not be considered as an alternative to earnings measures defined by GAAP, including segment operating profit. We use this metric to assess the operating performance of our businesses, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value, and we believe this metric also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, and amortization, which can vary significantly depending on many factors. We adjust Segment EBITDA for certain non-routine items ("Adjusted Segment EBITDA") to provide a more consistent comparison of earnings performance from period to period, which we also believe assists investors in comparing a company's performance on a consistent basis. "Adjusted Segment EBITDA Margin" is defined as Adjusted Segment EBITDA divided by Revenues.

27 / Moving Infrastructure Forward — Investor Presentation, November 2019

ARCOSA

Adjusted ACG EBITDA reconciliation ($’s in Millions) (unaudited) For the Trailing Twelve Months Ended August 31, 2018: Revenues $152.0 Net Income (1.8) Add: Interest expense 16.6 Provision (benefit) for income taxes (3.9) Depreciation, depletion, and 15.4 amortization expense EBITDA $26.3 Add: Other Adjustments 5.7 Adjusted EBITDA $32.0 Adjusted EBITDA Margin 21.1% “Adjusted ACG EBITDA” is defined as ACG’s net income plus interest expense, income taxes, depreciation and amortization, and other one-time or non- recurring expenses, including management fees, debt refinancing fees, and non-recurring professional fees. Adjusted ACG EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the Adjusted ACG EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, Adjusted EBITDA should not be considered as an alternative to net income or operating income as an indicator of ACG’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe Adjusted ACG EBITDA assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization and other expenses, which can vary significantly depending upon many factors. 28 / Moving Infrastructure Forward — Investor Presentation, November 2019